SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 13, 1999

                ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 000-24877                77-0096608

       (State or other          (Commission File           (IRS Employer
         jurisdiction                Number)            Identification No.)
        incorporation)

5380 North Sterling Center Drive, Westlake Village, California        91361
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number including area code: (818) 865-2205.



                                 Not applicable
          (Former name or former address, if changed since last report)


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

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

               99.1 Letter from Clumeck, Stern, Phillips & Scenkelberg confirming their agreement with the statements made by the Registrant in Item 4 of the Form 8-K, filed with the Securities and Exchange Commission on September 20, 1999.





















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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ENVIRONMENTAL PRODUCTS &
                                        TECHNOLOGIES CORPORATION
                                        a Delaware corporation




Date:    September 28, 1999             By:        /s/ Joel G. Wadman
                                           -------------------------------------
                                        Name:      Joel G. Wadman
                                        Title:     Chief Financial Officer












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

                                  Exhibit 99.1


                     CLUMECK, STERN, PHILLIPS & SCHENKELBERG
                          CERTIFIED PUBLIC ACCOUNTANTS              TELEPHONE
                      17404 VENTURA BOULEVARD, SECOND FLOOR        818.906.2230
                             ENCINO, CALIFORNIA 91316                   __


                                                                    FACSIMILE
                                                                  818.789.8856





September 20, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read item 4 included in the attached Form 8-K dated September 13, 1999 of Environmental Products & Technologies Corporation and are in agreement with the statements contained therein.




Clumeck, Stern, Phillips & Schenkelberg


   MEMBERS OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS, SEC PRACTICE
         SECTION AND CALIFORNIA SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS




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